UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2011

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road

Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

On November 30, 2011, certain wholly owned subsidiaries of AdCare Health Systems, Inc. (the “Company”) acquired (the “Stone County Acquisition”) from White River Health System, Inc. (“Seller”), pursuant to that certain Purchase and Sale Agreement, between Seller and AdCare Property Holdings, LLC, a wholly owned subsidiary of the Company (“AdCare Holdings”), dated as of August 15, 2011 and amended as of November 30, 2011 (as so amended the “Stone County Agreement”), certain land, buildings, improvements, furniture, fixtures and equipment comprising: (i) the Stone County Nursing and Rehabilitation Facility, a 97 bed skilled nursing facility (the “Stone County Nursing and Rehab Facility”); and (ii) the Stone County Residential Care Facility, a 32 bed skilled nursing facility/assisted living facility (the “Stone County Residential Care Facility”), both located in Mountain View, Arkansas, for an aggregate purchase price of $4,250,000.

Pursuant to the Stone County Agreement, AdCare Holdings assigned its right, title and interest thereunder: (i) with respect to the Stone County Nursing and Rehab Facility, to Mt. V Property Holdings, LLC (“Mt. V”) and Mountain View Nursing, LLC (“Mountain View”); and (ii) with respect to the Stone County Residential Care Facility, to Mountain Top Property Holdings, LLC (“Mountain Top”) and Mountain Top ALF, LLC (“Mountain Top ALF”).  Mt. V, Mountain View, Mountain Top and Mountain Top ALF are each a wholly owned subsidiary of the Company.

In connection with the closing of the Stone County Acquisition: (i) Mt. V and Mountain View entered into a Loan Agreement with Metro City Bank (“Metro”) pursuant to which Mt. V and Mountain View jointly and severally issued a promissory note in favor of Metro for an aggregate principal amount of $3,114,000 (the “Metro Bank Loan”); and (ii) Mountain Top and Mountain Top ALF jointly and severally issued a promissory note in favor of Seller for an aggregate principle amount of $750,000 (the “Seller Loan”).  The proceeds of the Metro Bank Loan and the Seller Loan (collectively, the “Stone County Credit Facilities”) were used to fund the purchase price of the Stone County Acquisition.

The Metro Bank Loan matures on March 2, 2012.  Interest on the Metro Bank Loan accrues on the principal balance thereof at a fixed annual rate of 6.25% and is payable monthly, commencing on January 1, 2012 and ending on March 2, 2012.  The entire outstanding principal balance of the Metro Bank Loan, together with all accrued but unpaid interest thereon, is payable on March 2, 2012.  The Metro Bank Loan is secured by a first mortgage on the real property and improvements constituting the Stone County Nursing and Rehab Facility, a first priority security interest on all furnishings, fixtures and equipment associated with the Stone County Nursing and Rehab Facility, an assignment of all rents paid under any existing or future leases and rental agreements with respect to the Stone County Nursing and Rehab Facility, and a certificate of deposit with Metro City Bank in the amount of $1,000,000 as additional security.  The Company has unconditionally guaranteed all amounts owing under the Metro Bank Loan.

Interest on the principle amount of the Seller Loan accrues at a fixed annual rate of 7.0%.  Principal payments under the Seller Loan in the amount of $100,000 shall be due and payable monthly, beginning on January 1, 2012, with a final payment of $250,000 plus any accrued interest due May 29, 2012.  The Seller Loan is secured by: (i) a mortgage on the real property and improvements constituting the Stone County Residential Care Facility; and (ii) an assignment of all rents paid under any existing or future leases and rental agreements with respect to the Stone County Residential Care Facility.

In connection with entering into the Stone County Credit Facilities, the Company, AdCare Holdings, Mt. V, Mountain View, Mountain Top and Mountain Top ALF, as applicable, also entered into deeds to secure debt, security agreements, assignments of leases and rents, indemnity agreements and guarantees, each containing customary terms and conditions.

The foregoing descriptions of the Stone County Credit Facilities are qualified in their entirety by reference to the agreements attached hereto as Exhibit 99.1 through Exhibit 99.7, which agreements are incorporated herein by this reference.

Item 2.03                               Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Stone County Credit Facilities is incorporated herein by this reference.

Item 9.01                               Financial Statements and Exhibits.

(d)                             Exhibits.

2.1

Purchase and Sale Agreement, dated as of August 15, 2011, among White River Health System, Inc. and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed August 15, 2011).

2.2	Amendment, made and entered into as of November 30, 2011, by and between White River Health System, Inc. and AdCare Property Holdings, LLC.

99.1	Loan Agreement, made and entered into November 30, 2011, by and between Mt. V Property Holdings, LLC, Mountain View Nursing, LLC and Metro City Bank.

99.2	Promissory Note, dated November 30, 2011, issued by Mt. V Property Holdings, LLC and Mountain View Nursing, LLC in favor of Metro City Bank in the amount of $3,114,000.

99.3	Mortgage and Security Agreement, dated as of November 30, 2011, between Mt. V Property Holdings, LLC and Metro City Bank.

99.4	Security Agreement, dated November 30, 2011, between Mt. V Property Holdings, LLC, Mountain View Nursing, LLC and Metro City Bank.

99.5	Guaranty, dated as of November 30, 2011, issued by Mt. V Property Holdings, LLC and Mountain View Nursing, LCC in favor of Metro City Bank.

99.6	Term Note, dated as of November 29, 2011, issued by Mountain Top ALF, LLC and Mountain Top Property Holdings, LLC, in favor of White River Health System, Inc., in the amount of $750,000.

99.7

Mortgage (With Security Agreement and Absolute Assignment of Rents and Leases) and Fixture Filing, dated as of November 30, 2011, executed by Mountain Top Property Holdings, LLC in favor of White River Health System, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2011	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

2.1

Purchase and Sale Agreement, dated as of August 15, 2011, among White River Health System, Inc. and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed August 15, 2011).

2.2	Amendment, made and entered into as of November 30, 2011, by and between White River Health System, Inc. and AdCare Property Holdings, LLC.

99.1	Loan Agreement, made and entered into November 30, 2011, by and between Mt. V Property Holdings, LLC, Mountain View Nursing, LLC and Metro City Bank.

99.2	Promissory Note, dated November 30, 2011, issued by Mt. V Property Holdings, LLC and Mountain View Nursing, LLC in favor of Metro City Bank in the amount of $3,114,000.

99.3	Mortgage and Security Agreement, dated as of November 30, 2011, between Mt. V Property Holdings, LLC and Metro City Bank.

99.4	Security Agreement, dated November 30, 2011, between Mt. V Property Holdings, LLC, Mountain View Nursing, LLC and Metro City Bank.

99.5	Guaranty, dated as of November 30, 2011, issued by Mt. V Property Holdings, LLC and Mountain View Nursing, LCC in favor of Metro City Bank.

99.6	Term Note, dated as of November 29, 2011, issued by Mountain Top ALF, LLC and Mountain Top Property Holdings, LLC, in favor of White River Health System, Inc., in the amount of $750,000.

99.7

Mortgage (With Security Agreement and Absolute Assignment of Rents and Leases) and Fixture Filing, dated as of November 30, 2011, executed by Mountain Top Property Holdings, LLC in favor of White River Health System, Inc.